UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 17, 2006

TRANSWITCH CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	0-25996	06-1236189
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

Three Enterprise Drive

Shelton, Connecticut 06484

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 929-8810

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02— Results of Operations and Financial Condition.

On October 19, 2006, TranSwitch Corporation (the “Company”) issued a press release reporting its results of operations and financial condition for the third fiscal quarter ended September 30, 2006, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained herein, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02—Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 19, 2006 the Company disclosed that its Senior Vice President, Chief Financial Officer and Treasurer and Principal Accounting Officer, Peter J. Tallian, resigned on October 17, 2006 to become Chief Financial Officer of Distributed Energy Systems Corporation. Mr. Tallian plans to remain with the Company through November 10, 2006 and will assist with transition matters.

On October 19, 2006 the Company disclosed that Theodore Quinlan has accepted the position of Vice President of Finance and Controller of the Company effective immediately. Mr. Quinlan will also be the Principal Accounting Officer. Mr. Quinlan joined the Company as interim Vice President, Controller in July 2006. Prior to joining the Company, Mr. Quinlan was an independent financial consultant for various corporations from 2005 to 2006. Prior to that time, Mr. Quinlan held the position of Vice President, Finance and Controller for Molecular Staging, Inc. from 2001 to 2005. Mr. Quinlan holds a Bachelor of Science degree in Business Administration from State University of New York College at Oswego and a Master of Business Administration from Syracuse University. Mr. Quinlan is 50 years old.

Item 9.01—Financial Statements and Exhibits.

The Exhibits included as part of this Current Report are listed in the attached Exhibit Index. The Exhibit Index, together with the Exhibits listed therein, are incorporated herein by this reference.

(d) Exhibits.

99.1    Press release dated October 19, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSWITCH CORPORATION

October	19, 2006

By:  /s/    Peter J. Tallian

        Name: Peter J. Tallian

        Title: Senior Vice President, Chief

                  Financial Officer and Treasurer

TranSwitch Corporation

Exhibit Index

99.1 Press	Release dated October 19, 2006.